Investor Presentation September 2007 Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements regarding the company’s future overall performance.  The audience is cautioned that any forward-looking statements, including those predicting or forecasting future events or results, which depend on future events for their accuracy, embody projections or assumptions, or express the intent, belief or current expectations of the company or management, are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially as a result of various factors, some of which are out of our control, including, but not limited to, those factors discussed in our Annual
Report on Form 10-K and in our other reports filed with and available from the SEC.

3 Contents • Firm History 4 • Current Market Position 5 • Business Lines & Core Focus 6 • Financial Trends 19 • Ownership 23

Historical Context
• Founded in Dallas in 1972
• IPO in October 1991 (Nasdaq: SWST)
• Listed on NYSE (SWS) in October 1997
• Current management team in place since August 2002
• Sale of on-line discount brokerage business
• Elimination of technology company
• Sale of Institutional sales and research units

Current Market Position
•
Largest brokerage firm headquartered in Texas
• More capital than any other Texas-based broker
•
One of the largest clearing firms in the USA
based on number of clients
•
One of the largest community banks in Dallas-
Fort Worth Metroplex

6 Lines of Business • Institutional Brokerage • Retail Brokerage • Clearing • Banking

7 Institutional Brokerage • Fixed Income • Stock Loan • Public Finance • Corporate Finance • Equity Trading and Execution Services

Institutional Brokerage Segment Results
(In thousands)
FY2005 FY2006
FY2007
Operating Revenue           67,406             67,203
80,063
Net Interest Revenue        14,163             16,665
21,556
Net Revenues                   81,569             83,868
101,619
Pre-tax earnings from
continuing operations       21,484             22,472
29,839
Pre-tax Margin 26.3%              26.8%
29.4%

9 Impact of Retail Brokerage • Profitability • Corporate and Public Finance synergies • Value of customer relationships

Retail Brokerage
• Private Client Group
• Employee brokers
• 94 brokers*
• FY2007 operating revenues of $32.9 million vs. $28.6 million in FY2006
• SWS Financial Services
• Independent contractor network
• 376 independent reps*
• FY2007 operating revenues of $32.4 vs. $30.8 million FY2006
• Total customer assets under management of $7.2 billion* versus $5.2 billion a year ago
*As of June 29, 2007

Retail Brokerage Segment Results
(In thousands)
FY2005 FY2006
FY2007
Operating Revenues         56,825
63,160              69,579
Net Interest Revenue          5,759               6,685
7,136
Net Revenues                   62,584             69,845
76,715
Pre-tax earnings from
continuing operations         2,268               9,607
13,015
Pre-tax Margin                    3.6%             13.8%
17.0%

Clearing
• Operating leverage
• 209 clearing correspondents*
• Mostly general securities clearing with some day-trading
• Two primary avenues of growth (organic growth &
acquisition)
*As of June 29, 2007

Clearing Segment Results
(In thousands)
FY2005 FY2006
FY2007
Operating Revenue            22,250
24,033               22,056
Net Interest Revenue         13,866            13,455
16,621
Net Revenues                    36,116            37,488
38,677
Pre-tax earnings from
continuing operations        14,971            16,462
19,950
Pre-tax Margin                   41.5%             43.9%
51.6%
Correspondents                      224                  218
209

The Bank
• Acquired in April 2000
• Bank insured product.  $730 million* in customer balances
comprising over 75% of the bank’s deposits.
• Primary focus on attracting business development-oriented
bankers
*As of June 29, 2007

Average Bank Loans by Type
6/30/07 3/31/07 % Chg 6/30/06 %Chg
Purchased single-family
loans held for sale $ 132.4 $ 99.0 33.7% $ 116.4 13.7%
Single-family interim loans 235.1 229.5 2.4 202.2 16.3
Single-family lot and
development loans 140.1 134.5 4.2 109.0 28.5
Commercial real estate 240.3 227.4 5.7 197.5 21.7
Single-family and multi-
family permanent loans          57.3 59.0 (2.9) 56.4      1.6
Consumer loans 6.1 6.4 (4.7) 6.3 (3.2)
Commercial loans 78.4 74.4 5.4 67.6 16.0
Loan loss reserves (5.5) (5.5) -- (5.1) 7.8
$ 884.2 $ 824.7 7.2% $ 750.3 17.8%
Quarter Ended
(Dollars in Millions)

Loan Quality
Jun ’07 QTR
Mar ’07 QTR Dec ’06 QTR Sep ’06 QTR
Non performing Loans* $19,169 $9,529         $8,809            $7,682
Percentage of total loans 2.1% 1.0% 1.0% 0.9%
Allowance for Loan Losses                 5,497 5,497 5,497 5,347
Net Charge-offs (recoveries) 0 (63) 271 (6)
Net Charge-offs/(recoveries)
(as a % of avg. loans) 0.00% (0.01%)               0.03%         (0.00%)
*Non performing loans include those accounted for on a non-accrual basis and those that are 90 or more days past due.
Note - Above totals apply to continuing operations only.
Quarter Ended
(Dollars in Thousands)

17 Sub-Prime • Portfolio Loans • Seasoned (5+ years) • $3.0 million* • Warehouse – Purchased loans held for sale • Mortgage brokers SWS-FSB Committed investor • 30 day life *As of June 30, 2007

Banking Segment Results
(In thousands)
FY2005                 FY2006
FY2007
Operating Revenue             3,156               2,673
3,135
Net Interest Revenue        30,682             42,075
47,971
Net Revenues                   33,838             44,748
51,106
Pre-tax earnings from
continuing operations       14,224             20,271
25,235
Pre-tax Margin                  42.0%              45.3%
49.4%
Net Interest Margin             5.3%               5.7%
5.2%

Segment Results - Summary
(In thousands)
Net Revenues Pre-tax Income
FY2006          FY2007   4Q-FY2007 FY2006           FY2007 4Q-FY2007
Clearing $37,488 $38,677
$10,215
$16,462 $19,950
$5,502
Retail Brokerage 69,845 76,715
19,670
9,607 13,015
3,450
Institutional Brokerage 83,868 101,619
23,489
22,472 29,839
5,407
Bank 44,748 51,106
13,546
20,271 25,235
6,539
Other Consolidated Entities 16,995 5,498
(1,457)
(24,791) (31,826)
(9,985)
Consolidated $252,944 $273,615
$65,463
$44,021 $56,213
$10,913

Non-Comp. Expenses
(in millions)

Annual Net-Revenues
(in millions)

Expense Reduction
Note – The NYSE/SEC fine of $10 million, pre-tax ($9.3 million after-tax) has been excluded from non-comp. operating expenses for fiscal year 2004.
Non-Comp. Operating Expenses

2004 2005 2006 2007
Fiscal Year
Net Revenues

2004 2005 2006 2007
Fiscal Year

Non-GAAP Financial Information
SWS has presented income from continuing operations and return on equity excluding the gain on sale of Mydiscountbroker.com accounts for the fiscal year ended June 27, 2003, the SEC fine for the fiscal year ended June 25, 2004, the maturity of the DARTS
SM
for the fiscal year ended June 24, 2005, the gain on the
conversion of the firm’s NYSE seat for the fiscal year ended June 30, 2006, as well as the market to market on that position and the gain on insurance proceeds for the fiscal year ended June 29, 2007.  SWS believes that these presentations are useful to investors because they are more indicative of SWS’ income from ongoing operations and return on equity.  Management has provided this information to assist the reader in understanding the impact of the large gain recognized upon the sale of
Mydiscountbroker.com accounts in June of 2003, the gain when the DARTS
SM
matured June 30, 2004, the impact of the SEC fine that was settled in January 2005, and the NYSE seat conversion during the fiscal year ended June 30, 2006, as well as the impact of NYX and the gain on insurance proceeds during the fiscal year ended
June 29, 2007. While management believes these non-GAAP financial measures are useful in evaluating SWS, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP.

Fiscal year
ended 6/27/03
Fiscal year
ended 6/25/04
Income from continuing ops. $ 242 ($ 190) $ 28,082 $28,637
$37,507
Gain on MDB, after-tax (2,730) -- -- --
--
SEC Fine, after-tax -- 9,300 -- --
--
Maturation of DARTS, after-tax -- -- (12,176) --
--
Impact of NYX, after tax -- -- -- (3,355)
(758)
Gain from Insurance Proceeds -- -- -- --
(2,289)
Adjusted Operating Income* (2,488) 9,110 15,906 25,282
34,460
Adjusted ROE (1.0%) 3.6% 6.3% 9.5%
11.9%
*Note - The above presentation does not conform to generally accepted accounting principles as noted on the preceding slide.
(In Thousands)
Adjusted Operating Income
Fiscal year
ended 6/24/05
Fiscal year
ended 06/30/06
Fiscal year
ended 06/29/07

Ownership
• Officers and Directors – 3.5 million shares (13%)*
• Institutions – 25.4 million shares (93%)**
• Shorts – (3.0) million shares (11%) per the NYSE
as of 8/15/2007.
*Shares beneficially owned per Proxy (DEFR 14A) filed 10/25/2006 (adjusted for 3-for-2 stock split declared on November 30, 2006).
**Taken from SNL Financial as of the close of business 8/31/2007.